EXHIBIT NO. 10.7
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                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT is entered into this 4th day of September 2001, by and between URECOATS INDUSTRIES INC., a Delaware corporation ("Buyer") and RICHARD ZEGELBONE, DAVID S. ZILUCK, JON PALMISCIANO, ARLENE STORFER and GEORGE BUCKHOLD (Collectively, "Sellers") and SADER & LeMAIRE, P.A. ("Escrowee").

     WHEREAS, Buyer and Sellers have entered into a Stock Purchase Agreement, effective as of September 1, 2001;

     WHEREAS, Section 2 of the Agreement provides for escrowing a portion of the purchase price and for the disbursement of proceeds from escrow upon the occurrence of certain events described therein and for the execution of an escrow agreement;

     WHEREAS, the parties are entering into this Escrow Agreement as required by the Stock Purchase Agreement;

     NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   DEPOSIT.

     (a) Escrow. Simultaneous with the execution and delivery of this Agreement, Escrowee shall have received in escrow from Buyer the sum of Forty-five Thousand Dollars ($45,000), which sum, together with interest earned thereon, is referred to herein as the "Funds".

     (b) Investment. Escrowee shall invest the Funds in an interest bearing account with an FDIC-insured bank, as selected or approved in writing by Escrowee.

2. FUND DISBURSEMENTS. The Funds shall be distributed by Escrowee in accordance with written instructions signed by Buyer and Sellers.

3. LIMITATION OF OBLIGATION AND RIGHTS. Escrowee shall not be required to examine, or make inquiry into the purpose and application of any disbursement from the Escrow.

4. TERMINATION. The Escrow shall terminate upon disbursement, pursuant to Paragraph 2 of this Agreement, of the entire balance of the Funds.

5. NOTICES. Notices hereunder shall be deemed properly delivered when and if either (i) personally delivered; or (ii) one (1) business day after deposit with Federal Express or commercial overnight courier, or (iii) by facsimile to Buyer or Sellers at the address of each contained in the Stock Purchase Agreement with a copy to Brian W. Brood, Esq., at his address also contained therein.

6. ESCROWEE OBLIGATION. Buyer and Sellers covenant and agree that, in performing any of its duties under this Agreement, Escrowee shall not be liable for any loss, cost, or damages that may occur as a result of serving as Escrowee

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pursuant to this Agreement, except for any loss, costs or damages arising out of
Escrowee's willful default. Accordingly, Escrowee shall not incur any liability with respect to (a) any action taken or omitted to be taken in good faith with respect to any questions relating to its duties and responsibilities, or (b) to any action taken or omitted to be taken in reliance upon any documents, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity of and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which Escrowee shall, in good faith, believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

7. DISPUTE. In the event of any dispute hereunder, Escrowee shall be entitled to interplead the Funds with the County/Circuit Court, as applicable, of Broward County, Florida, or, in its discretion, retain the Funds in the escrow account provided for herein until the dispute is resolved by order of Court or Arbitrator or by agreement of the parties. Sader & LeMaire, P.A. shall not be prohibited from legally representing Buyer in any such dispute notwithstanding Sader & LeMaire, P.A.'s role as Escrowee hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first written above.

                                      BUYER:    Urecoats Industries Inc.

                                           By:  /s/ Timothy M. Kardok
                                                ------------------------
                                         Name:  Timothy M. Kardok
                                        Title:  President

                                      SELLERS:  /s/ Richard Zegelbone
                                                ------------------------
                                                Richard Zegelbone

                                                /s/ David S. Ziluck
                                                ------------------------
                                                David S. Ziluck

                                                /s/ Jon Palmisciano
                                                ------------------------
                                                Jon Palmisciano

                                                /s/ Arlene Storfer
                                                ------------------------
                                                Arlene Storfer

                                                /s/ Georger Buckhold
                                                ------------------------
                                                George Buckhold

                                     ESCROWEE:  Sader & LeMaire, P.A.

                                           By:  /s/ Robert L. Sader, Esquire
                                                ------------------------
								Robert L. Sader, Esquire
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